SECURITIES AND EXCHANGE COMMISSION

                        			  Washington, D.C. 20549
                  		    ----------------------------------

                          			       FORM 8-K

                        			     CURRENT REPORT

                  		    Pursuant to Section 13 or 15(d) of
                  		   the Securities Exchange Act of 1934


                         			    December 4, 1996
                  		   -----------------------------------
                         			     Date of report
                 		    (Date of earliest event reported)

                         			    OLIN CORPORATION
        	    ------------------------------------------------------
        	    (Exact name of registrant as specified in its charter)

       Virginia                    1-1070                 13-1872319
    ---------------             ------------           ----------------
    (State or other             (Commission            (I.R.S. Employer
    jurisdiction of             File Number)            Identification
     organization)                                         Number)

       	      501 Merritt 7, Norwalk, CT                    06851
	             -----------------------------------------------------
       	      (Address of principal executive offices)   (Zip code)

                     			      (203) 750-3000
                    			----------------------------
                     			 (Registrant's telephone
                    			number, including area code)


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	          	   INFORMATION TO BE INCLUDED IN THE REPORT.

Item 2.  Acquisition or Disposition of Assets.

On December 4, 1996, pursuant to an Asset Purchase Agreement between Olin Corporation ("Olin") and ARCO Chemical Company ("ARCO"), dated as of October 9, 1996, as amended by Amendment No. 1 dated as of December 4, 1996, Olin completed the sale to ARCO of Olin's isocyanate businesses for $565 million in cash. The price was determined in an arm's-length negotiated transaction. The sale included all assets at Olin's Lake Charles, Louisiana facility used in the manufacturee of toluene diisocyanate, aliphatic isocyanates and nitric acid.

On December 9, 1996, Olin's Board of Directors authorized the distribution to Olin common shareholders of one share of Primex Technologies, Inc.'s common stock for every ten shares of Olin common stock held as of the record date of December 19, 1996. The Securities and Exchange Commission also declared effective the Form 10 Registration Statement in connection with this distribution. The distribution of Primex Technologies, Inc. will be effective December 31, 1996, with Primex stock certificates being distributed beginning on January 6, 1997. Primex Technologies, Inc. will officially begin business as a separate entity on January 1, 1997.


Item 5.  Other Events.

On December 12, 1996, Olin redeemed its outstanding ESOP Preferred Shares, $1.00 par value per share, by exchanging it for Common Stock. The ESOP Preferred Shares were available only to employees through the Olin Corporation Contributing Employee Ownership Plan ("CEOP"). The Trustee of the CEOP received shares of Olin Common Stock equal in value to $85.75 for each ESOP Preferred Share held, $85.75 being the appraised value of the ESOP Preferred Shares as of December 10, 1996 as determined by the CEOP's independent appraiser. There were approximately 880,000 shares of ESOP Preferred Shares outstanding, and approximately 1.878 million shares of Common Stock were issued in the redemption.


Item 7.  Financial Statements, Pro Forma Information, and Exhibits.

See Exhibit 99 attached hereto and incorporated herein by reference.


     (c)  Exhibits.

        	 2(a). Asset Purchase Agreement dated October 9, 1996 between Olin Corporation and ARCO Chemical Company.

        	 2(b). Amendment No. 1, dated December 4, 1996, to the Asset Purchase Agreement dated as of October 9, 1996 between ARCO Chemical Company and Olin Corporation.

	 99.  Pro forma financial statements.

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                    			     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     				      OLIN CORPORATION

                                     				      By:  Johnnie M. Jackson, Jr.
                                            					   -----------------------
                                            					   Johnnie M. Jackson, Jr.
                                            					   Title:  Vice President,
                                            					     General Counsel and
                                            					     Secretary

Date:  December 19, 1996

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                  		      Exhibit Index is on Page 4.
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EXHIBIT INDEX

   Exhibit No.                  Exhibit
   -----------                  -------

	        2(a).      Asset Purchase Agreement dated
                  		October 9, 1996 between Olin
                  		Corporation and ARCO Chemical Company.

         2(b).      Amendment No. 1, dated December 4, 1996,
                  		to the Asset Purchase Agreement dated as of October 9, 1996 between ARCO
                  		Chemical Company and Olin Corporation.

         	 99.      Pro forma financial statements.



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                		      Exhibit Index is on Page 4.